Investor Contact:                         Media Contact:
Murray Louis                            Dana Grosser
SEI    SEI
+1 610-676-1932                        +1 610-676-2459
mlouis@seic.com                         dgrosser@seic.com
Pages:        9

FOR IMMEDIATE RELEASE

SEI REPORTS SECOND-QUARTER 2013 FINANCIAL RESULTS

OAKS, Pa., July 18, 2013 -- SEI Investments Company (NASDAQ:SEIC) today announced financial results for second-quarter 2013. Diluted earnings per share were $.47 in second-quarter 2013 compared to $.28 in second-quarter 2012. Second-quarter 2013 includes income of $.16 diluted earnings per share from a litigation settlement payment related to a structured investment vehicle (SIV) security.

Consolidated Overview	For the Three Months			For the Six Months
(In thousands, except earnings per share)	Ended June 30,			Ended June 30,
	2013	2012	%	2013	2012	%

Revenues	$274,574	$241,237	14%	$546,453	$479,135	14%
Net Income attributable to SEI	83,494	49,555	68%	155,414	99,520	56%
Diluted Earnings Per Share	$0.47	$0.28	68%	$0.88	$0.56	57%

"During the second quarter of 2013, the Company continued to make strides in the development and successful implementation of our business strategies across all of our units. Our financial results reflect continued improvement in overall asset flows, implementation of new clients, and a continuation of solid sales activity," said Alfred P. West, Jr., SEI Chairman and CEO.

"Despite our profit challenges in the Private Banks segment, we continue to be encouraged by our progress as we build and enhance our solutions for our markets. Our strong financial condition, the acceptance of our business solutions, and the overall size of our market opportunity bode well for our future. As always, we are committed to enhancing shareholder value over the long term."

Summary of Second-Quarter Results by Business Segment

(In thousands)	For the Three Months			For the Six Months
	Ended June 30,			Ended June 30,
	2013	2012	%	2013	2012	%
Private Banks:
Revenues	$95,142	$88,303	8%	$193,888	$176,291	10%
Expenses	97,755	84,886	15%	194,053	172,403	13%
Operating (Loss) Profit	(2,613)	3,417	(176)%	(165)	3,888	(104)%
Gain on sale of subsidiary	—	—	N/M	22,112	—	N/M
Total (Loss) Profit	($2,613)	$3,417	N/M	$21,947	$3,888	N/M
Operating Margin (A)	(3)%	4%		—%	2%

Investment Advisors:
Revenues	59,284	49,375	20%	114,475	98,843	16%
Expenses	32,898	29,025	13%	64,523	58,326	11%
Operating Profit	26,386	20,350	30%	49,952	40,517	23%
Operating Margin	45%	41%		44%	41%

Institutional Investors:
Revenues	63,684	55,895	14%	126,846	109,212	16%
Expenses	33,028	28,740	15%	64,537	56,840	14%
Operating Profit	30,656	27,155	13%	62,309	52,372	19%
Operating Margin	48%	49%		49%	48%

Investment Managers:
Revenues	55,456	46,713	19%	109,276	92,924	18%
Expenses	36,507	30,163	21%	71,669	60,589	18%
Operating Profit	18,949	16,550	14%	37,607	32,335	16%
Operating Margin	34%	35%		34%	35%

Investments in New Businesses:
Revenues	1,008	951	6%	1,968	1,865	6%
Expenses	3,890	3,684	6%	7,628	7,382	3%
Operating Loss	(2,882)	(2,733)	N/M	(5,660)	(5,517)	N/M

Totals:
Revenues	$274,574	$241,237	14%	$546,453	$479,135	14%
Expenses	204,078	176,498	16%	402,410	355,540	13%
Corporate overhead expenses	12,523	11,080	13%	26,317	22,162	19%
NCI reflected in segments	—	(139)	N/M	(289)	(454)	N/M
Income from operations	$57,973	$53,798	8%	$118,015	$101,887	16%

(A) Percentage determined exclusive of gain on sale of subsidiary.

Second-Quarter Business Commentary:

•
Revenues increased in second-quarter 2013 as compared to both second-quarter 2012 and first-quarter 2013. Revenue growth was primarily driven by higher Asset management, administration, and distribution fees from improved cash flows from new and existing clients and market appreciation.

•
Our average assets under management, excluding LSV, increased $14.2 billion, or 11 percent, to $140.9 billion in the second-quarter 2013, as compared to $126.6 billion during the second-quarter 2012, and decreased $4.1 billion, or three percent, as compared to $145.0 billion during the first-quarter 2013. Average asset balances for the second-quarter 2013 do not include assets related to SEI Asset Korea (see attached Ending and Average Asset Balances schedules for further details).

•
Net income attributable to SEI reflects income of $43.4 million, or approximately $.16 diluted earnings per share, from a settlement payment received pertaining to litigation related to the purchase of securities of Cheyne Finance LLC, a SIV security. SEI holds no SIV securities.

•
Sales events, net of client losses, during second-quarter 2013 totaled approximately $21.7 million and are expected to generate net annualized recurring revenues of approximately $19.8 million when contract values are fully realized.

•
During the second-quarter 2013 the Company recognized an incremental $5.3 million of stock-based compensation expense compared to the first-quarter 2013. This incremental expense reflects a change in the timing of vesting assumptions for previously issued equity options due to the earnings per share impact of the $43.4 million litigation settlement previously mentioned. The Private Banks segment recognized $1.6 million of this incremental expense. The Investment Advisors, Institutional Investors, and Investment Managers segments each recognized approximately $1.0 million.

•
Second-quarter 2013 results for Private Banks as compared to first-quarter 2013 and second-quarter 2012 reflect the sale of SEI Asset Korea at the end of first-quarter 2013. The Private Banks segment's results reflect a reduction in revenue, expense, and profit, as compared to first-quarter 2013 of $2.9 million, $2.5 million, and $0.4 million, respectively. The Private Banks segment's results reflect a reduction in revenue, expense, and profit, as compared to second-quarter 2012 of $2.7 million, $2.5 million, and $0.2 million, respectively.

•
Income from LSV increased in second-quarter 2013 to $27.8 million as compared to $22.7 million in second-quarter 2012 due to an increase in assets under management. Our ownership interest in LSV was approximately 39.3 percent in second-quarter 2013 and 39.8 percent in second-quarter 2012.

•
The effective tax rates were 35.5 percent in second-quarter 2013, 36.6 percent in second-quarter 2012, and 34.9 percent in first-quarter 2013. The second-quarter 2013 tax rate compared to the second-quarter 2012 tax rate was benefited by the reinstatement of the research and development tax credit in 2013 as well as the closure of prior year tax audits.

•	In second-quarter 2013, we repurchased 1.7 million shares of our common stock for $50.5 million.

Earnings Conference Call
A conference call to review earnings is scheduled for 2:00 PM ET on July 18, 2013. Investors may listen to the call at www.seic.com/investors or listen at www.earnings.com, a service of Thomson Streetevents. The call may also be accessed at numerous financial services web sites including AOL and Yahoo. Investors may also listen to replays at these web sites, or by telephone at (USA) 1-800-475-6701; (International) 320-365-3844, access code 297755.

About SEI
SEI (NASDAQ:SEIC) is a leading global provider of investment processing, fund processing, and investment management business outsourcing solutions that help corporations, financial institutions, financial advisors, and ultra-high-net-worth families create and manage wealth. As of June 30, 2013, through its subsidiaries and partnerships in which the company has a significant interest, SEI manages or administers $507 billion in mutual fund and pooled or separately managed assets, including $204 billion in assets under management and $303 billion in client assets under administration. For more information, visit www.seic.com.

Many of the statements in this release may be considered “forward looking statements” and include discussions about future operations, strategies and financial results. Forward-looking statements are based upon estimates and assumptions that involve risks and uncertainties, many of which are beyond our control or are subject to change. Although we believe our assumptions are reasonable, they could be inaccurate. Our actual future revenues and income could differ materially from our expected results. We have no obligation to publicly update or revise any forward-looking statements.

SEI INVESTMENTS COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(Unaudited)

	For the Three Months Ended June 30,
	2013	2012

Asset management, admin. and distribution fees	$203,722	$176,613
Information processing and software servicing fees	62,468	57,254
Transaction–based and trade execution fees	8,384	7,370

Total revenues	274,574	241,237

Subadvisory, distribution and other asset mgmt costs	29,652	25,417
Software royalties and other information processing costs	7,884	5,695
Brokerage commissions	6,260	5,634
Compensation, benefits and other personnel	86,715	80,531
Stock-based compensation	10,607	3,865
Consulting, outsourcing and professional fees	33,451	26,329
Data processing and computer related	12,316	11,659
Facilities, supplies and other costs	15,559	15,272
Amortization	8,427	7,407
Depreciation	5,730	5,630

Total expenses	216,601	187,439

Income from operations	57,973	53,798

Net (loss) gain on investments	(177)	664
Interest and dividend income	688	1,440
Interest expense	(114)	(113)
Equity in earnings of unconsolidated affiliates	27,588	22,712
Other income	43,429	—

Net income before income taxes	129,387	78,501

Income taxes	45,893	28,762

Net income	83,494	49,739

Less: Net income attributable to the noncontrolling interest	—	(184)

Net income attributable to SEI	$83,494	$49,555

Diluted earnings per common share	$0.47	$0.28

Shares used to calculate diluted earnings per share	176,058	175,913

Basic earnings per common share	$0.48	$0.28

Shares used to calculate basic earnings per share	172,223	174,830

SEI INVESTMENTS COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(Unaudited)

	For the Six Months Ended June 30,
	2013	2012

Asset management, admin. and distribution fees	$402,355	$349,567
Information processing and software servicing fees	127,000	113,454
Transaction–based and trade execution fees	17,098	16,114

Total revenues	546,453	479,135

Subadvisory, distribution and other asset mgmt costs	57,586	53,420
Software royalties and other information processing costs	15,371	12,636
Brokerage commissions	12,772	11,941
Compensation, benefits and other personnel	175,325	159,074
Stock-based compensation	15,900	7,898
Consulting, outsourcing and professional fees	65,300	53,284
Data processing and computer related	24,374	23,124
Facilities, supplies and other costs	33,707	29,780
Amortization	16,669	15,029
Depreciation	11,434	11,062

Total expenses	428,438	377,248

Income from operations	118,015	101,887

Net gain on investments	103	3,869
Interest and dividend income	1,741	2,927
Interest expense	(227)	(274)
Equity in earnings of unconsolidated affiliates	55,176	50,042
Gain on sale of subsidiary	22,112	—
Other income	43,429	—

Net income before income taxes	240,349	158,451

Income taxes	84,585	58,477

Net income	155,764	99,974

Less: Net income attributable to the noncontrolling interest	(350)	(454)

Net income attributable to SEI	$155,414	$99,520

Diluted earnings per common share	$0.88	$0.56

Shares used to calculate diluted earnings per share	176,032	176,791

Basic earnings per common share	$0.90	$0.57

Shares used to calculate basic earnings per share	172,411	175,589

SEI INVESTMENTS COMPANY
CONDENSED BALANCE SHEETS
(In thousands)
(Unaudited)

	June 30,	December 31,
	2013	2012
Assets

Cash and short-term investments	$487,059	$452,247
Restricted cash	5,500	6,000
Receivables, net	220,828	202,818
Securities owned	21,103	20,088
Other current assets	18,886	20,251

Total current assets	753,376	701,404

Property and equipment, net	119,195	127,581
Marketable securities	69,692	81,778
Capitalized software, net	313,121	307,490
Investment in unconsolidated affiliates	81,777	77,398
Other assets, net	10,707	14,173

Total assets	$1,347,868	$1,309,824

Liabilities

Current liabilities	$131,247	$152,005
Deferred income taxes	82,269	93,458
Other Long-term liabilities	7,857	7,032

Total SEI Investments Company shareholders’ equity	1,126,495	1,038,180
Noncontrolling interest	—	19,149
Total Equity	1,126,495	1,057,329

Total liabilities and equity	$1,347,868	$1,309,824

SEI INVESTMENTS COMPANY
ENDING ASSET BALANCES
(In millions)
(Unaudited)

	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,
	2012	2012	2012	2013	2013
Private Banks:
Equity/Fixed Income prgms.	$16,848	$17,960	$18,862	$12,446	$12,876
Collective Trust Fund prgms.	335	147	11	9	10
Liquidity funds	5,063	5,342	6,008	5,143	5,048
Total assets under mgmnt.	$22,246	$23,449	$24,881	$17,598	$17,934
Client assets under admin.	10,719	11,611	12,178	12,970	13,122
Total assets	$32,965	$35,060	$37,059	$30,568	$31,056

Investment Advisors:
Equity/Fixed Income prgms.	$29,153	$30,864	$31,220	$34,166	$34,447
Collective Trust Fund prgms.	705	370	14	15	14
Liquidity funds	1,880	1,868	2,514	2,094	2,145
Total assets under mgmnt.	$31,738	$33,102	$33,748	$36,275	$36,606

Institutional Investors:
Equity/Fixed Income prgms.	$55,548	$59,852	$62,160	$64,214	$61,927
Collective Trust Fund prgms.	415	153	102	101	106
Liquidity funds	2,958	3,272	2,454	2,810	2,901
Total assets under mgmnt.	$58,921	$63,277	$64,716	$67,125	$64,934

Investment Managers:
Equity/Fixed Income prgms.	$61	$65	$67	$73	$75
Collective Trust Fund prgms.	13,004	15,433	16,197	17,656	18,197
Liquidity funds	226	396	408	522	542
Total assets under mgmnt.	$13,291	$15,894	$16,672	$18,251	$18,814
Client assets under admin. (A)	231,549	240,965	244,671	275,632	289,807
Total assets	$244,840	$256,859	$261,343	$293,883	$308,621

Investments in New Businesses:
Equity/Fixed Income prgms.	$551	$534	$513	$552	$572
Liquidity funds	30	29	43	42	29
Total assets under mgmnt.	$581	$563	$556	$594	$601

LSV Asset Management:
Equity/Fixed Income prgms. (E)	$54,922	$58,886	$60,947	$64,958	$65,417

Total:
Equity/Fixed Income prgms (B) (D)	$157,083	$168,161	$173,769	$176,409	$175,314
Collective Trust Fund prgms.	14,459	16,103	16,324	17,781	18,327
Liquidity funds	10,157	10,907	11,427	10,611	10,665
Total assets under mgmnt.	$181,699	$195,171	$201,520	$204,801	$204,306

Client assets under admin. (C)	242,268	252,576	256,849	288,602	302,929
Total assets	$423,967	$447,747	$458,369	$493,403	$507,235

(A)
Client assets under administration in the Investment Managers segment include $55.2 billion of assets balances that require limited services and therefore are at fee levels below our normal full service assets (as of June 30, 2013).

(B)	Equity/Fixed Income programs include $3.5 billion of assets invested in various asset allocation funds at June 30, 2013.

(C)	In addition to the numbers presented, SEI also administers an additional $5.2 billion in Funds of Funds assets (as of
June 30, 2013) on which SEI does not earn an administration fee.

(D)
Equity/Fixed Income programs in the Private Banks segment for 2012 included assets related to SEI Asset Korea which was sold in first-quarter 2013. Assets for SEI Asset Korea at June 30, Sept. 30, and Dec. 31 2012 were $6.3 billion, $6.6 billion and $7.0 billion respectively.

(E)	Ending asset balances for LSV Asset Management as of Mar. 31, 2013 were revised from $66.3 billion to $65 billion.

SEI INVESTMENTS COMPANY
AVERAGE ASSET BALANCES
(In millions)
(Unaudited)

	2nd Qtr.	3rd Qtr.	4th Qtr.	1st Qtr.	2nd Qtr.
	2012	2012	2012	2013	2013
Private Banks:
Equity/Fixed Income prgms.	$16,794	$17,527	$18,301	$19,197	$12,959
Collective Trust Fund prgms.	396	230	66	11	10
Liquidity funds	5,115	5,401	5,229	5,556	5,093
Total assets under mgmnt.	$22,305	$23,158	$23,596	$24,764	$18,062
Client assets under admin.	10,631	10,867	11,783	12,860	13,183
Total assets	$32,936	$34,025	$35,379	$37,624	$31,245

Investment Advisors:
Equity/Fixed Income prgms.	$29,103	$30,032	$30,881	$33,189	$34,831
Collective Trust Fund prgms.	984	532	158	14	14
Liquidity funds	1,806	1,886	2,176	2,085	2,028
Total assets under mgmnt.	$31,893	$32,450	$33,215	$35,288	$36,873

Institutional Investors:
Equity/Fixed Income prgms.	$54,998	$57,763	$61,304	$63,642	$63,466
Collective Trust Fund prgms.	418	284	120	101	105
Liquidity funds	3,147	3,253	3,493	2,960	2,975
Total assets under mgmnt.	$58,563	$61,300	$64,917	$66,703	$66,546

Investment Managers:
Equity/Fixed Income prgms.	$63	$62	$68	$68	$75
Collective Trust Fund prgms.	12,991	14,797	15,719	17,129	18,205
Liquidity funds	235	287	395	511	500
Total assets under mgmnt.	$13,289	$15,146	$16,182	$17,708	$18,780
Client assets under admin.	229,873	237,155	240,520	263,054	286,018
Total assets	$243,162	$252,301	$256,702	$280,762	$304,798

Investments in New Businesses:
Equity/Fixed Income prgms.	$550	$530	$518	$542	$567
Liquidity funds	33	35	33	38	34
Total assets under mgmnt.	$583	$565	$551	$580	$601

LSV Asset Management:
Equity/Fixed Income prgms. (B)	$55,994	$57,164	$59,383	$63,997	$66,781

Total:
Equity/Fixed Income prgms (A)	$157,502	$163,078	$170,455	$180,635	$178,679
Collective Trust Fund prgms.	14,789	15,843	16,063	17,255	18,334
Liquidity funds	10,336	10,862	11,326	11,150	10,630
Total assets under mgmnt.	$182,627	$189,783	$197,844	$209,040	$207,643

Client assets under admin.	240,504	248,022	252,303	275,914	299,201
Total assets	$423,131	$437,805	$450,147	$484,954	$506,844

(A)
Equity/Fixed Income programs in the Private Banks segment for 2012 and first-quarter 2013 included average assets related to SEI Asset Korea which was sold in first-quarter 2013. Average assets for SEI Asset Korea for the second, third and fourth quarters of 2012 were $6.4 billion, $6.5 billion and $6.8 billion respectively and $7.0 billion for the first-quarter 2013.

(B)	Average asset balances for LSV Asset Management for first-quarter 2013 were revised from $64.4 billion to $64 billion.